Investor Presentation June 2015 Exhibit 99.1

This
presentation
contains
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
include
all
statements
that
are
not
historical
statements
of
fact
and
those
regarding
our
intent,
belief
or
expectations,
including,
but
not
limited
to,
statements
regarding
future
financing
plans,
business
strategies,
growth
prospects
and
operating
and
financial
performance;
expectations
regarding
the
making
of
distributions
and
the
payment
of
dividends;
and
compliance
with
and
changes
in
governmental
regulations.
Words
such
as
"anticipate(s),"
"expect(s),"
"intend(s),"
"plan(s),"
"believe(s),"
"may,"
"will,"
"would,"
"could,"
"should,"
"seek(s)"
and
similar
expressions,
or
the
negative
of
these
terms,
are
intended
to
identify
such
forward-looking
statements.
These
statements
are
based
on
Management's
current
expectations
and
beliefs,
and
are
subject
to
a
number
of
risks
and
uncertainties
that
could
lead
to
actual
results
differing
materially
from
those
projected,
forecasted
or
expected.
Although
Management
believes
that
the
assumptions
underlying
the
forward-looking
statements
are
reasonable,
they
are
not
guarantees
and
CareTrust
can
give
no
assurance
that
its
expectations
will
be
attained.
Factors
which
could
have
a
material
adverse
effect
on
CareTrust's
operations
and
future
prospects
or
which
could
cause
actual
results
to
differ
materially
from
expectations
include,
but
are
not
limited
to:
(i)
the
ability
to
achieve
some
or
all
of
the
expected
benefits
from
the
completed
spin-off
and
to
successfully
conduct
CareTrust's
business
following
the
spin-off;
(ii)
the
ability
and
willingness
of
Ensign
to
meet
and/or
perform
its
obligations
under
the
contractual
arrangements
that
it
entered
into
with
CareTrust
in
connection
with
the
spin-off,
including
the
Ensign
Master
Leases,
and
any
of
its
obligations
to
indemnify,
defend
and
hold
CareTrust
harmless
from
and
against
various
claims,
litigation
and
liabilities;
(iii)
the
ability
and
willingness
of
CareTrust's
tenants
to
(a)
comply
with
laws,
rules
and
regulations
in
the
operation
of
the
properties
CareTrust
leases
to
them,
and
(b)
renew
their
leases
with
CareTrust
upon
expiration,
or
in
the
alternative,
(c)
CareTrust's
ability
to
reposition
and
re-let
its
properties
on
the
same
or
better
terms
in
the
event
of
nonrenewal
or
replacement
of
an
existing
tenant
and
any
obligations,
including
indemnification
obligations,
that
CareTrust
may
incur
in
replacing
an
existing
tenant;
(iv)
the
availability
of,
and
the
ability
to
identify
and
acquire,
suitable
acquisition
opportunities
and
lease
the
same
to
reliable
tenants
on
accretive
terms;
(v)
the
ability
to
generate
sufficient
cash
flows
to
service
CareTrust's
outstanding
indebtedness;
(vi)
access
to
debt
and
equity
capital
markets;
(vii)
fluctuating
interest
rates;
(viii)
the
ability
to
retain
and
properly
incentivize
key
management
personnel;
(ix)
the
ability
to
qualify
or
maintain
CareTrust's
status
as
a
REIT;
(x)
changes
in
the
U.S.
tax
laws
and
other
state,
federal
or
local
laws,
whether
or
not
specific
to
REITs;
(xi)
other
risks
inherent
in
the
real
estate
business,
including
potential
liability
relating
to
environmental
matters
and
illiquidity
of
real
estate
investments;
and
(xii)
any
additional
factors
included
in
this
presentation
and
any
included
in
the
section
entitled
"Risk
Factors"
in
CareTrust's
Form
10-K
and
in
Item
1A
of
Part
II
of
CareTrust's
most
recently
filed
Form
10-K.
Forward-looking
statements
speak
only
as
of
the
date
made.
Except
in
the
normal
course
of
CareTrust's
public
disclosure
obligations,
CareTrust
expressly
disclaims
any
obligation
to
release
publicly
any
updates
or
revisions
to
any
forward-looking
statements
to
reflect
any
change
in
its
expectations
or
any
change
in
events,
conditions
or
circumstances
on
which
any
statement
is
based.
.
Reconciliations
of
certain
non-GAAP
financial
measures
used
in
this
presentation,
including
a
reconciliation
of
our
net
income
(loss)
per
GAAP
to
EBITDA,
Adjusted
EBITDA,
FFO,
normalized
FFO,
FAD
and
normalized
FAD,
are
included
in
this
presentation.
The
definitions
of
our
non-GAAP
measures
used
in
this
presentation
are
included
in
our
press
release
dated
February
11,
2015,
which
is
incorporated
herein
by
reference
and
available
on
our
website
at
investor.caretrustreit.com.
Safe Harbor Statement

•
Initial portfolio of 97 quality assets with
Ensign as initial tenant except for three
facilities operated by CareTrust
•
“Platform” tenant initially has attractive
1.85x rent coverage supported by long-
term, triple-net lease structures
•
Focus is on broadening geographic
reach, diversifying tenant base and
expanding asset classes
•
Management team with deep real estate
and healthcare industry expertise
Transaction Overview
3
Spin-Off
On June 1, 2014, The Ensign Group split into
two publicly traded
companies
through a
tax-free spin-off
transaction.
Operations
Real Estate
•
A leading provider of skilled nursing
care and assisted living services
•
Strong financial performance with
dependable cash flows and liquidity
•
Long-tenured and successful
management team

Strong Rent
Coverage
Experienced
Management
Team
Growth &
Diversification
Opportunities
Conservative Payout
Ratio
New Platform for Growth
4
Financially
Secure “Platform”
Tenant
Triple-Net Lease
Structure

Greg Stapley
CEO
Strong Healthcare Operating Background
5
Bill Wagner
CFO
Dave Sedgwick
VP Operations
•
28 years of experience in
the acquisition, development
and disposition of real
estate
•
Co-Founder of Ensign,
instrumental in assembling
the real estate portfolio now
owned by CareTrust
•
Previously the General
Counsel of a 192-location
national retailer and partner
at a Jennings Strouss
&
Salmon, a large law firm in
Phoenix, AZ
•
22 years of accounting and
finance experience,
primarily in real estate,
including 11 years with
publicly-traded REITs
•
Served as SVP and CAO of
Nationwide Health
Properties, Inc. and
Sunstone Hotel Investors,
Inc.
•
Ernst & Young Kenneth
Leventhal Real Estate
Group
•
12 years of experience in
skilled nursing operations
•
Trained over 100 Ensign
nursing home administrators
as Ensign’s Chief Human
Capital Officer
•
Led five SNFs as
Administrator/ CEO;
developed Ensign’s approach
to cultural, clinical and
financial performance
Mark Lamb
Director of Investments
•
Three years as Director of
Investments at Nationwide
Health Properties,
underwriting over $1 billion of
new investments across the
Seniors Housing and Skilled
Nursing sectors
•
Led three SNFs as
Administrator for Plum
Healthcare & North American
Health Care in California
•
Investment Associate at The
Bascom Group, a private
equity real estate investment
firm

Acquisition &  Operational Experience
The CareTrust Team brings its
Experience, Relationships & Track Record
from Ensign
6
Ensign Pre-Spin Annual Facilities Growth
Ensign Pre-Spin Historical Asset Acquisitions &
CareTrust’s First-Year Growth
($ in millions)
57
61
63
77
82
102
108
119
4
2
14
5
20
6
11
6
30
50
70
90
110
130
2007
2008
2009
2010
2011
2012
2013
Q1 '14
$40
$25
$21
$61
$21
$130
$43
$45
$48
$67
$0
$20
$40
$60
$80
$100
$120
2006
2007
2008
2009
2010
2011
2012
2013
Avg.
'06-'13
CTRE
1st 12
Months

Growing Portfolio 7

Strong Liquidity for Growth

Cash on hand as of March 31, 2015
$13.6 million
Undrawn Senior Secured Credit Facility with
approximately $112 million of availability
($84 million currently available plus $28
million for assets recently acquired).
$150 million
Plus access to public equity and debt markets, and
other forms of long-term capital.
$500 million
Shelf registration filed June 1, 2015
(currently subject to SEC review)

Healthcare Real Estate Ownership
Real Estate Asset Breakdown
Note: Healthcare Real Estate Ownership Breakdown and Real Estate Asset Breakdown from Stifel Nicolaus industry analysis
Roll –
Up Opportunity
Healthcare Real Estate Market Estimated at Over $1 Trillion
9
Deal
Size
Tenant Size
Large REITs focused on larger acquisitions
-
Outpatient/
MOB, 39%
Life
Science/
Biotech, 5%
Skilled
Nursing,
10%
Hospitals/
LTACHs,
31%
Senior
Housing
(ALF, ILF,
Memory
Care), 15%
Privately
Owned, 79%
Public REIT
Owned ,
21%

Mining an Underserved Market

Fragmented market,
underserved by capital
providers
Limited access to capital
and liquidity for local and
regional operators
Limited competition for
SNFs and mid-market
senior housing assets
Large competitors
chasing compressed cap
rate deals
Apply healthcare
operating experience to
underwriting process
Target quality one-off,
small & mid-sized
portfolios
Leverage growing
number of operator
relationships
Identify superior
operators focused on
post –acute care delivery
Accretive investments
with strong operating
partners/tenants
100% lease financing
attracts up and coming
operators
Attractive investment
spreads over cost of
capital
Substantial growth
potential through smaller
and off-market deals
Market Backdrop
CareTrust Role
Results

Disciplined Investment Strategy
Focused on Accretive Deals

Senior Housing
Facilities
(ALF, ILF, MC)
Skilled Nursing
Facilities
Medical Office
Buildings
Acute Care
Net Lease
Core
Core
Opportunistic
Opportunistic
Mortgage Debt
Relationship
Relationship
Opportunistic
Opportunistic
Development
Funding
Relationship
Relationship
RIDEA
Opportunistic

Total LTM EBITDAR Tenant Rent Coverage
* Represents facility EBITDAR coverage for the twelve months ending September 30, 2014
** Represents facility EBITDAR coverage for LTC’s skilled nursing portfolio
*** Rent coverage is calculated as operating cash flow from SNH tenants’ operations of SNH properties, before subordinated charges, divided by rents payable to SNH
Source: Company filings, as of 12/31/13 for AVIV, LTC, and SBRA, and 9/30/13 for SNH and OHI.
Leading Tenant Rent Coverage
12
1.91x
1.68x
1.60x
1.50x
1.44x
1.33x
CTRE*
LTC**
AVIV
OHI
SNH***
SBRA

31
34
35
37
39
47
55
64
72
78
81
1990
1995
2000
2005
2010
2015
2020E
2025E
2030E
2035E
2040E
Attractive Industry Dynamics for SNF Operators
13
Numbers in millions
Relative Costs of Treatment Across Care Providers
SNF
IRF
LTAC
Source: AHCA, CMS OSCAR data, U.S. Census Bureau, Medpac
Number of Skilled Nursing Facilities
Age 65+ Population
16,715
16,554
16,441
16,256
16,066
15,965
15,861
15,772
15,771
15,679
15,669
15,655
15,667
15,666
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
US SNF Properties
$10,501
$26,051 $26,051
$115,463
$7,897
$74,689
$6,165
$17,135
$67,104
$10,618
$18,487
$44,633
$8,905
$34,196
$31,496
Tracheotomy with Vent
Respiratory with Vent
Joint Replacement
Hip Fracture
Stroke

Skilled Nursing Reimbursement Rates:
Stable and Increasing Over Time

Source:
Eljay
LLC
and
composite
of
CMS,
AHCA,
AQNHC
and
Avalere
Group
Data;
ENSG
company
filings
Skilled Nursing Reimbursement Rates (2000-2013)
4.2%
4.0%
3.4%
CAGR
In May 2014, CMS proposed a 2% aggregate increase for 2015 SNF payments
$109
$118
$124
$129
$142
$145
$150
$156
$164
$172
$174
$176
$179
$287
$312
$325
$301
$336
$349
$363
$385
$408
$432
$454
$505
$469
$478
$446
$451
$524
$560
$574
$618
$555
$564
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Avg. SNF Medicaid Rate Per Day
Avg. SNF Medicare Rate Per Day
ENSG Same Facility Medicare Rate per Day

“THE” Platform Tenant

As of March 31, 2015, Ensign operated 143 facilities, 13 home health and 12 hospice operations, two home care businesses, one transitional care management company,16 urgent care centers and a mobile x-ray diagnostic company, all located in 12 states
Ensign has a strong track record of integrating turnaround
opportunities
–
Improves operations through increased occupancy, quality mix and acuity shift
Long-tenured and successful management team has been an
integral part of Ensign’s business strategy
Ensign Operated Facilities
SNFs, ALFs & ILFs
Home Health & Hospice
Urgent Care Clinics
Note:
EBITDAR
is
a
non-GAAP
measure
and
represents
net
income
before
(a)
interest
expense,
net,
(b)
provision
for
income
taxes,
(c)
depreciation and (d) facility rent expense. See Ensign’s public filings for a reconciliation of EBITDAR to GAAP and additional information on Ensign’s performance.
Revenue
(in millions)
Ensign Business Overview
0
30
60
90
120
150
180
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Millions $
Adjusted EBITDAR
A
n
n
u
a
l
i
z
e
d
650
825
0
200
400
600
800
1,000
1,200
2007
2008
2009
2010
2011
2012
2013
Q1
2014
Millions $
411
469
542
758
905
60
73
87
107
130
142
149
39

Turnaround Track Record
Acquisition Track Record based on an average for all SNF
acquisitions from 2001 through October 1, 2012 measuring
five quarters of operating performance.
4-Quarter
Performance
Q1
Q5
Improvement
EBITDAR
Margin
11.3%
14.5%
322 bps
Occupancy
70.9%
74.0%
316 bps
Skilled Mix
(Rev)
31.3%
38.7%
732 bps
Quality Mix
(Rev)
48.4%
51.6%
321 bps
Ensign Track Record
Operational Excellence
16
Recognized Skilled Nursing Facility Quality
31
27
19
14
7
6
16
21
26
23
21
18
14
14
14
15
17
15
7
17
29
25
30
33
7
4
9
20
30
35
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q4 2013
Q1 2014
1-Star
2-Star
3-Star
4-Star
5-Star
CMS Star ratings as reported on cms.gov
http://www.medicare.gov/nursinghomecompare/

DEAL SUMMARY

Investments
Tenant
Acquisition
Period
Location
Type
Amount
Yield
Rent/Revenue
(Annual)
2014 Acquisitions
Cross Healthcare
4Q 2014
Idaho
Senior Housing
$  12,000,000
8.50%
$       1,020,000
Signature Senior Living
4Q 2014
Colorado
Senior Housing
$    7,500,000
12.00%
$           900,000
20 Management
4Q 2014
Virginia
Senior Housing
$    6,600,000
8.25%
$           544,500
Prelude
4Q 2014
Minnesota
Senior Housing
$    7,205,088
8.25%
$           594,420
2015 Acquisitions
Bethany Rehab
1Q 2015
Colorado
SNF
$  17,950,000
9.65%
$       1,732,175
Mira Vista Care Center
2Q 2015
Washington
SNF
$    9,100,000
9.50%
$           864,500
Shoreline Health & Rehab
2Q 2015
Washington
SNF
$    6,740,636
9.90%
$           667,323
Total
$  67,095,724
9.42%
$       6,322,918

#1 BETHANY REHAB
(CLOSED IN Q1 2015)
TRANSACTION
SUMMARY
Type
Purchase
/
Net Lease
Price
$17,950,000
# of Units/Beds
170 beds
Price/Bed
$105,588
# of Buildings
1
Quality Mix
5%
Location
CO
Occupancy
96%
Transaction Closing
LEASE SUMMARY
Initial Yield
9.65%
EBITDARM Coverage
1.64x
Initial Rent
$1,732,500
EBITDAR Coverage
1.29x
Security Deposit
2 months rent
Lease Term
15 years w/ extensions
February 1   , 2015
st

#2 MIRA VISTA CARE CENTER
(CLOSED POST Q1 2015)
TRANSACTION
SUMMARY
Type
Purchase
/
Net Lease
Price
$9,100,000
# of Beds
94
Price/Bed
$117,647
# of Buildings
1
Quality
Mix
37%
Location
Mt.
Vernon, WA
Occupancy
87%
Transaction Closing
LEASE SUMMARY
Initial Yield
9.50%
EBITDARM Coverage
1.73x
Initial Rent
$866,142
EBITDAR Coverage
1.26x
Security Deposit
3 months rent
Lease Term
15 year with
extensions
April 1
, 2015
st

#3 SHORELINE HEALTH AND
REHABILITATION CENTER
(CLOSED POST Q1 2015)
TRANSACTION
SUMMARY
Type
Purchase
/
Net Lease
Price
$6,740,636
# of Beds
105
Price/Bed
$63,095
# of Buildings
1
Quality
Mix
24%
Location
Shoreline, WA
Occupancy
81%
Transaction Closing
LEASE SUMMARY
Initial Yield
9.9%
EBITDARM Coverage
1.79x
Initial Rent
$667,323
EBITDAR Coverage
1.25x
Security Deposit
3 months rent
Lease Term
15 years with extensions
June
1st,
2015

FINANCIAL SUMMARY 21

2015 Guidance

CareTrust’s
2015 guidance as of May 12, 2015 is based on the following:
•
$56 million in rent from Ensign and $4.4 million from all investments closed post-Spin through May 12, 2015
•
$0.9 million in interest income from the $7.5 million preferred equity investment at 12%
•
$0.3 million in NOI from the 3 ILFs that we own and operate
•
$24 million in interest expense
•
$6.2 million to $6.9 million in G&A expense
(1)
Includes
approximately
$2.2
million
in
amortization
of
deferred
financing
costs.
(2)
Includes
approximately
$1.0
million
of
non-cash
stock-based
compensation
expense.
1
2

Guidance
RECONCILIATION OF NET INCOME TO
NON-GAAP FINANCIAL MEASURES
23
Guidance 2015
Low
High
Net income per share
$              0.28
$               0.30
Real estate related depreciation and amortization
0.70
0.70
Funds from Operations (FFO) per share
0.98
1.00
Normalized FFO per share
$               0.98
$               1.00
Net income per share
$               0.28
$               0.30
Real estate related depreciation and amortization
0.70
0.70
Amortization of deferred financing costs
0.07
0.07
Amortization of stock-based compensation
0.03
0.03
Funds Available for Distribution (FAD) per share
1.08
1.10
Normalized FAD per share
$               1.08
$               1.10
Weighted average shares outstanding:
Diluted
31,565
31,565

APPENDIX 24

2015 Financial Summary
CARETRUST REIT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)
March 31,
December 31,
2015
2014
Assets
Real estate investments, net
$           448,841
$            436,215
Other real estate investments
7,755
7,532
Cash and cash equivalents
13,594
25,320
Accounts receivable
2,011
2,291
Prepaid expenses and other assets
713
809
Deferred financing costs, net
9,872
10,405
Total assets
$            482,786
$            482,572
Liabilities and Equity
Senior unsecured notes payable
$            260,000
$            260,000
Mortgage notes payable
97,520
98,205
Accounts payable and accrued liabilities
9,400
6,959
Dividends payable
5,050
3,946
Total liabilities
371,970
369,110
Equity:
Common stock
314
313
Additional paid-in capital
246,406
246,041
Cumulative distributions in excess of earnings
(135,904)
(132,892)
Total equity
110,816
113,462
Total liabilities and equity
$            482,786
$            482,572

2015 Financial Summary
CARETRUST REIT, INC.
DEBT SUMMARY
(in thousands)
(unaudited)
Interest Rate/
Maturity
March 31, 2015
Debt
Collateral
Spread
Date
Balance
Fixed Rate Debt
Senior unsecured notes payable
Unsecured
5.875%
2021
$                 260,000
GECC mortgage notes payable (1)
10 properties
7.252%
2017
47,212
Mortgage note payable
1 property
6.000%
2019
533
307,745
Floating Rate Debt
GECC mortgage notes payable (1)
10 properties
L + 3.35%
2017
49,775
Senior secured revolving credit facility (2)
11 properties
L + 2%-2.5%
2018
-
49,775
Total Debt
$                  357,520
Debt Statistics
% Fixed Rate Debt
86.1%
% Floating Rate Debt
13.9%
Total
100.0%
Weighted Average Interest Rates:
Fixed
6.1%
Floating
3.9%
Blended
5.8%
(1) The fixed rate portion of the GECC mortgage notes payable converts to the floating rate in June 2016.  The floating rate rate portion is subject to a Libor floor of 0.50%.  The note has two, 12 month extension options.
(2) Borrowings available under the senior secured revolving credit facility totaled $84.2 million at March 31, 2015.
Funds can also be borrowed at the Base Rate (as defined) plus 1.0% to 1.5%.

2015 Financial Summary
CARETRUST REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)
One Month
Quarter
Quarter
Quarter
Ended
Ended
Ended
Ended
June 30, 2014
September 30, 2014
December 31, 2014
March 31, 2015
Revenues:
Rental income
$                      4,667
$                    14,000
$                   14,139
$                    14,842
Tenant reimbursement
396
1,228
1,230
1,258
Independent living facilities
211
646
663
635
Interest and other income
-
10
45
223
Total revenues
5,274
15,884
16,077
16,958
Expenses:
Depreciation and amortization
1,794
5,362
5,369
5,599
Interest expense
1,967
5,943
5,900
5,901
Property taxes
396
1,228
1,230
1,258
Acquisition costs
-
-
47
-
Independent living facilities
161
586
559
602
General and administrative
500
798
2,342
1,560
Total expenses
4,818
13,917
15,447
14,920
Net income
$                         456
$                      1,967
$                         630
$                      2,038
Diluted earnings per share
$                        0.02
$                        0.09
$                        0.03
$                        0.06
Diluted weighted average shares outstanding
22,436
22,436
24,586
31,317

2015 Financial Summary
CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share)
(unaudited)
One Month
Quarter
Quarter
Quarter
Ended
Ended
Ended
Ended
June 30, 2014
September 30, 2014
December 31, 2014
March 31, 2015
Net income
$                         456
$                      1,967
$                         630
$                      2,038
Depreciation and amortization
1,794
5,362
5,369
5,599
Interest expense
1,967
5,943
5,900
5,901
Amortization of stock-based compensation
-
-
154
366
EBITDA
4,217
13,272
12,053
13,904
Acquisition costs
-
-
47
-
Costs associated with the Spin-Off
254
30
168
-
Adjusted EBITDA
$                      4,471
$                   13,302
$                    12,268
$                   13,904
Net income
$                         456
$                      1,967
$                         630
$                      2,038
Real estate related depreciation and amortization
1,794
5,362
5,365
5,593
Funds from Operations (FFO)
2,250
7,329
5,995
7,631
Acquisition costs
-
-
47
-
Costs associated with the Spin-Off
254
30
168
-
Normalized FFO
$                      2,504
$                      7,359
$                      6,210
$                      7,631
Net income
$                         456
$                      1,967
$                         630
$                      2,038
Real estate related depreciation and amortization
1,794
5,362
5,365
5,593
Amortization of deferred financing costs
175
533
553
547
Amortization of stock-based compensation
-
-
154
366
Funds Available for Distribution (FAD)
2,425
7,862
6,702
8,544
Acquisition costs
-
-
47
-
Costs associated with the Spin-Off
254
30
168
-
Normalized FAD
$                      2,679
$                      7,892
$                      6,917
$                      8,544
FFO per share
$                        0.10
$                        0.33
$                        0.24
$                        0.24
Normalized FFO per share
$                        0.11
$                        0.33
$                        0.25
$                        0.24
FAD per share
$                        0.11
$                        0.35
$                        0.27
$                        0.27
Normalized FAD per share
$                        0.12
$                        0.35
$                        0.28
$                        0.27
Diluted weighted average shares outstanding (1)
22,436
22,436
24,586
31,420
(1) For the quarter ended March 31, 2015, the diluted weighted average shares includes unvested restricted stock awards as the effect is more dilutive.

Varying Deal Size
(One-Offs to Portfolios)
Multiple
Operator
Partnerships
No Geographic
Constraints
Promising &
Stabilized
SNF/ALF Assets
Future
Diversification
into MOB,
Acute Care and
Life Sciences
Wider Investment Parameters
29
Cluster
Ready
Local
Leader
Pipeline
Geographic
Limits
Turnaround
Opportunities
Ensign Strategy
Note: For one year after the spin-off, CareTrust was subject to the Opportunities Agreement with Ensign, which afforded Ensign certain rights of first refusal to some of CareTrust’s investment opportunities. That agreement expired on May 31, 2015.
CareTrust Strategy

Total
Skilled Nursing
Facilities
Multi-Specialty Campuses
Assisted Living and
Independent Living
Facilities
Independent Living
Facilities Operated
by CareTrust
State
Properties
Beds/Units
Facilities
Beds
Campuses
SNF Beds
ALF Units
ILF Units
Facilities
Units
Facilities
Units
California
18
1,991
14
1,465
2
158
121
24
2
223
---
---
Texas
27
3,241
22
2,699
1
123
77
20
2
115
2
207
Arizona
10
1,327
7
799
1
162
100
---
2
266
---
---
Utah
12
1,305
9
907
1
235
37
---
1
69
1
57
Colorado
6
633
4
380
---
---
---
---
2
253
---
---
Idaho
9
579
5
408
1
45
24
---
3
102
---
---
Washington
6
555
5
453
---
---
---
---
1
102
---
---
Nevada
3
304
1
92
---
---
---
---
2
212
---
---
Nebraska
5
366
3
220
2
105
41
---
---
---
---
---
Iowa
5
356
3
185
2
109
62
---
---
---
---
---
Minnesota
1
30
---
---
---
---
---
---
1
30
Virginia
1
39
---
---
---
---
---
---
1
39
Total
103
10,726
73
7,608
10
937
462
44
17
1,411
3
264
(1) All facility and bed/unit counts are as of 3/30/2015
(2) The initial portfolio of four ILFs includes one that is leased to and operated by Ensign and three owned and operated by CareTrust
CareTrust Geographic Detail
30
1
2
2